Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Second Quarter Ended June 30, 2024

 Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. Cautionary Notes and Forward-Looking Statements 2

Second Quarter 2024 Financial Review Main Indicators ($MM) Q2 2024 Q2 2023 Net Revenue 4,559.3 4,308.1 Gross Profit 691.6 278.4 SG&A 214.2 148.4 Operating Income 440.8 100.3 Net Interest 15.3 39.5 Net Income 326.5 60.9 Earnings Per Share (EPS) 1.37 0.25 Adjusted EBITDA* 655.9 248.7 Adjusted EBITDA Margin* 14.4% 5.8% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP. In $MM U.S. EU MX Net Revenue 2,664.0 1,301.5 593.8 Adjusted Operating Income* 379.2 60.7 108.8 Adjusted Operating Income Margin* 14.2% 4.7% 18.3% Source: PPC  U.S.: Year-over-year (YoY) increase in commodity market pricing and moderating input costs positively impacted Big Bird business; along with growth with Key Customers in Case Ready and Small Bird driving operating income improvement for the US business; Europe: Significant year-over-year profit improvement due to operational efficiencies and cost reductions; Mexico: profitability increases due to improved balance in supply / demand dynamic.  SG&A higher due to legal settlement expense and higher incentive compensation costs; partially offset by cost efficiencies achieved in all regions.  Net interest lower due to gain on early extinguishment of debt and higher interest income.  Q2 2024 Adjusted EBITDA* YoY increase driven by higher US commodity market pricing, along with lower input costs; growth with our Key Customers and operating efficiencies generated in all regions. 3

Source: USDA 4 Pullet Placements Declined Y/Y in Q2-2024 Given Reductions In May - 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d 2023 2024 5 Yr. Avg.  Trailing 8-month placements increased 1.6% vs. year ago. Intended Pullet Placements

Source: USDA 5 1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Eggs/100 2023 2024 5 Yr. Avg.  Broiler layer flock -3.8% YoY in Q2-24.  Eggs/100 +2.4% YoY in Q2-24. 58,000 59,000 60,000 61,000 62,000 63,000 64,000 65,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec He ad (0 00 ) Broiler Type Hatching Layers 2023 2024 5 Yr. Avg. Broiler Layer Flock Decreased Y/Y In Q2-24; Eggs/100 Increased Y/Y In Q2-24

Source: USDA 6 200,000 210,000 220,000 230,000 240,000 250,000 260,000 Th ou sa nd s of E gg s Chicken Egg Sets by Week - USDA 5 Year Range 5 Yr. Avg. 2022 2023 2024 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 5 Yr. Avg. 2022 2023 2024 Egg Sets Increased 1.4% YoY in Q2-24; Hatchability -0.3% Below Q2-23 Levels

Source: USDA 7 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 200,000 H ea d (0 00 ) Chicken Broiler Placed by Week- USDA 5 Year Range 5 Yr. Avg. 2022 2023 2024 Broiler Placements Increased 1.2% Above Year-Ago Levels in Q2-24

Source: USDA 8 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 17.3% 16.6% 17.3% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 27.6% 29.4% 28.4% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 29.7% 27.6% 27.4% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 25.4% 26.4% 26.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75 Reduced Head Counts in Small Bird Debone Segment in Q2-24

Source: USDA 9 Industry Cold Storage Supplies in Q2-24 Trend Below Year Ago and 5-Year Average • Total Inventories ended Q2 -12.6% Y/Y and -7.8% below 5-year average. • Breast meat inventories decreased -11.9% Y/Y. • Wing inventories continue to decline -27.0% below year ago. • Dark Meat inventories decreased -13.2% Y/Y and -17.9% below 5-year average • Other category continues to be large contributor of inventory, also experienced significant decline from year ago. 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2023 2024 5 Yr. Avg.

Source: PPC, EMI 10 Jumbo Cutout Pricing Trended Above Year Ago and 5-year Average in Q2-24 50 70 90 110 130 150 170 1/ 6 2/ 3 3/ 3 3/ 31 4/ 28 5/ 26 6/ 23 7/ 21 8/ 18 9/ 15 10 /1 3 11 /1 0 12 /8 Ce nt s/ Lb Jumbo Cutout 5 Year Range 5 Yr. Avg. 2022 2023 2024

Note: On the week of September 2, 2022, USDA revised their reporting of chicken prices from regional prices to one national metric. The old USDA NE Broiler prices previously used provided the largest sample size and the most accurate reflection of the chicken market. The above pricing indicates the new national price reflected by the USDA reporting from 9/2/22 on. 11 BSB and Tenders Improved Seasonally, Wings accelerated above seasonal norm, LQ Steady in Q2-24 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Boneless/Skinless Breast 5 Year Range 5 Year Average 2022 2023 2024 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Tenders 5 Year Range 5 Year Average 2022 2023 2024 5.00 15.00 25.00 35.00 45.00 55.00 65.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Leg Quarters 5 Year Range 5 Year Average 2023 2024 50.00 100.00 150.00 200.00 250.00 300.00 350.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Whole Wings NE 5 Year Range 5 Year Average 2022 2023 2024

Source: EMI 12 WOG Pricing Steady, Below Year Ago in Q2-24 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 6 1/ 20 2/ 3 2/ 17 3/ 3 3/ 17 3/ 31 4/ 14 4/ 28 5/ 12 5/ 26 6/ 9 6/ 23 7/ 7 7/ 21 8/ 4 8/ 18 9/ 1 9/ 15 9/ 29 10 /1 3 10 /2 7 11 /1 0 11 /2 4 12 /8 12 /2 2 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2022 2023 2024

Corn Dynamics Source: PPC 13 USDA June plantings survey suggests increased corn area vs the March survey, though acreage still lower vs 2023. Increased carry in stocks plus broadly favorable production weather so far leave path to 24/25 US corn ending stocks above 2 billion bushels South American corn production increased by 2 mmt vs prior year, hitting a record high level and contributing to expected 12 mmt global increase in corn stocks for 2023/24 crop year vs 2022/23 USDA June quarterly grain stocks came in larger than expected, adding buffer to already comfortable ending stocks Black Sea weather suggests below average corn yields; Black Sea corn flow less important with improved Western hemisphere production 1,919 1,235 1,377 1,360 1,877 2,097 500 1,000 1,500 2,000 2,500 2019/20 2020/21 2021/22 2022/23 2023/24 2024/25 US Corn Stocks (Million Bushels) 306.33 292.84 310.79 302.19 309.13 311.64 260.00 270.00 280.00 290.00 300.00 310.00 320.00 330.00 2019/20 2020/21 2021/22 2022/23 2023/24 2024/25 World Corn Ending Stocks (MMT)

Soybean Dynamics Source: PPC 14 June quarterly stocks report confirms big year-on-year increase in US soybean stocks, solidifies ~ 30% growth in ending stocks vs 22/23 crop year with stocks seen growing to multi-year high in 24/25 South American combined soybean production hits new record as Argentina’s 25 mmt production increase more than offsets Brazil’s 9 mmt decline, both relative to last year USDA June plantings survey shows as planted soybean acres grow by 3M vs prior year US soy crush expansion continues, leading to greater US soybean meal production 525 257 274 264 345 435 0 200 400 600 2019/20 2020/21 2021/22 2022/23 2023/24 2024/25 US Soybean Stocks (Million Bushels) 96.53 99.83 99.14 100.61 111.25 127.9 80 85 90 95 100 105 110 115 120 125 130 2019/20 2020/21 2021/22 2022/23 2023/24 2024/25 World Soy Ending Stocks (MMT)

Fiscal Year 2024 Capital Spending Source: PPC 15  Continued investment in strategic projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Capex (US$M)

APPENDIX

Appendix: Reconciliation of Adjusted EBITDA 17 “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses (gains), (2) costs related to litigation settlements, (3) restructuring activities losses, (4) property insurance recoveries for property damage losses, and (5) net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended		Six Months Ended	
	June 30, 2024	June 25, 2023	June 30, 2024	June 25, 2023
	(In thousands)			
Net income	$ 326,523	$ 60,908	$ 501,461	$ 66,539
Add:				
Interest expense, net[a]	15,338	39,524	46,235	78,586
Income tax expense (benefit)	100,650	(15,225)	152,712	(24,065)
Depreciation and amortization	107,948	104,857	211,298	203,114
EBITDA	550,459	190,064	911,706	324,174
Add:				
Foreign currency transaction losses (gains)[b]	(2,225)	16,395	(6,562)	34,538
Litigation settlements[c]	71,250	13,000	72,190	24,200
Restructuring activities losses[d]	36,675	29,718	51,234	37,744
Minus:				
Property insurance recoveries[e]	—	—	—	19,086
Net income attributable to noncontrolling interest	220	452	737	896
Adjusted EBITDA	$ 655,939	$ 248,725	$ 1,027,831	$ 400,674

a. Interest expense, net, consists of interest expense less interest income.

b. Prior to April 1, 2024, the Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item *Foreign currency transaction losses (gains)* in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item *Foreign currency transaction losses (gains)* in the Condensed Consolidated Statements of Income.

c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation.

d. Restructuring activities losses are related to costs incurred, such as severance, asset impairment, contract termination, and others, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment.

e. This represents property insurance recoveries primarily for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.

Source: PPC

18

Appendix: Reconciliation of LTM Adjusted EBITDA 19 The summary unaudited consolidated income statement data for the twelve months ended June 30, 2024 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended June 25, 2023 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 31, 2023 and (2) the applicable unaudited consolidated income statement data for the six months ended June 30, 2024. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended September 24, 2023 December 31, 2023 March 31, 2024 June 30, 2024 June 30, 2024 (In thousands) Net income $ 121,567 $ 134,211 $ 174,938 $ 326,523 $ 757,239 Add: Interest expense, net 33,530 54,505 30,897 15,338 134,270 Income tax expense 44,553 22,417 52,062 100,650 219,682 Depreciation and amortization 104,300 112,486 103,350 107,948 428,084 EBITDA 303,950 323,619 361,247 550,459 1,539,275 Add: Foreign currency transaction losses (gains) 8,924 (22,892) (4,337) (2,225) (20,530) Litigation settlements 10,500 4,700 940 71,250 87,390 Restructuring activities losses 940 5,661 14,559 36,675 57,835 Minus: Property insurance recoveries — 2,038 — — 2,038 Net income (loss) attributable to noncontrolling interest 289 (442) 517 220 584 Adjusted EBITDA $ 324,025 $ 309,492 $ 371,892 $ 655,939 $ 1,661,348 Source: PPC

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended	
	June 30, 2024	June 25, 2023	June 30, 2024	June 25, 2023	June 30, 2024	June 25, 2023	June 30, 2024	June 25, 2023
	(In thousands)							
Net income	$ 326,523	$ 60,908	$ 501,461	$ 66,539	7.16 %	1.41 %	5.62 %	0.79 %
Add:								
Interest expense, net	15,338	39,524	46,235	78,586	0.34 %	0.92 %	0.52 %	0.93 %
Income tax expense (benefit)	100,650	(15,225)	152,712	(24,065)	2.21 %	(0.35)%	1.71 %	(0.28)%
Depreciation and amortization	107,948	104,857	211,298	203,114	2.36 %	2.43 %	2.36 %	2.39 %
EBITDA	550,459	190,064	911,706	324,174	12.07 %	4.41 %	10.21 %	3.83 %
Add:								
Foreign currency transaction losses (gains)	(2,225)	16,395	(6,562)	34,538	(0.04)%	0.38 %	(0.07)%	0.40 %
Litigation settlements	71,250	13,000	72,190	24,200	1.56 %	0.30 %	0.81 %	0.29 %
Restructuring activities losses	36,675	29,718	51,234	37,744	0.80 %	0.69 %	0.57 %	0.45 %
Minus:								
Property insurance recoveries	—	—	—	19,086	— %	— %	— %	0.23 %
Net income attributable to noncontrolling interest	220	452	737	896	— %	0.01 %	0.01 %	0.01 %
Adjusted EBITDA	$ 655,939	$ 248,725	$1,027,831	$ 400,674	14.39 %	5.77 %	11.51 %	4.73 %
Net sales	$4,559,314	$4,308,091	$8,921,248	$8,473,719	—	—	—	—

Source: PPC

20

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended June 30, 2024				Three Months Ended June 25, 2023			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 199,076	$ 41,511	$ 85,936	$ 326,523	$ (21,335)	$ 11,929	$ 70,314	$ 60,908
Add:								
Interest expense, net[a]	24,946	(2,556)	(7,052)	15,338	43,538	(623)	(3,391)	39,524
Income tax expense (benefit)	82,117	(14,212)	32,745	100,650	(14,026)	(6,730)	5,531	(15,225)
Depreciation and amortization	67,200	34,865	5,883	107,948	63,759	35,279	5,819	104,857
EBITDA	373,339	59,608	117,512	550,459	71,936	39,855	78,273	190,064
Add:								
Foreign currency transaction losses (gains)[b]	(1)	(39)	(2,185)	(2,225)	28,546	(1,482)	(10,669)	16,395
Litigation settlements[c]	71,250	—	—	71,250	13,000	—	—	13,000
Restructuring activities losses[d]	—	36,675	—	36,675	—	29,718	—	29,718
Minus:								
Net income attributable to noncontrolling interest	—	—	220	220	—	—	452	452
Adjusted EBITDA	$ 444,588	$ 96,244	$ 115,107	$ 655,939	$ 113,482	$ 68,091	$ 67,152	$ 248,725

a. Interest expense, net, consists of interest expense less interest income.

b. Prior to April 1, 2024, the Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item *Foreign currency transaction losses (gains)* in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item *Foreign currency transaction losses (gains)* in the Condensed Consolidated Statements of Income.

c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation.

d. Restructuring activities losses are related to costs incurred, such as severance, asset impairment, contract termination, and others, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment.

Source: PPC

21

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Six Months Ended June 30, 2024				Six Months Ended June 25, 2023			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 301,707	$ 66,023	$ 133,731	$ 501,461	$ (74,925)	$ 32,742	$ 108,722	$ 66,539
Add:								
Interest expense, net[(a)]	69,532	(4,539)	(18,758)	46,235	84,903	(821)	(5,496)	78,586
Income tax expense (benefit)	114,177	(4,655)	43,190	152,712	(30,848)	(807)	7,590	(24,065)
Depreciation and amortization	129,885	69,893	11,520	211,298	123,996	67,556	11,562	203,114
EBITDA	615,301	126,722	169,683	911,706	103,126	98,670	122,378	324,174
Add:								
Foreign currency transaction losses (gains)[(b)]	1	(255)	(6,308)	(6,562)	48,859	(2,098)	(12,223)	34,538
Litigation settlements[(c)]	72,190	—	—	72,190	24,200	—	—	24,200
Restructuring activities losses[(d)]	—	51,234	—	51,234	—	37,744	—	37,744
Minus:								
Property insurance recoveries[(e)]	—	—	—	—	19,086	—	—	19,086
Net income attributable to noncontrolling interest	—	—	737	737	—	—	896	896
Adjusted EBITDA	$ 687,492	$ 177,701	$ 162,638	$ 1,027,831	$ 157,099	$ 134,316	$ 109,259	$ 400,674

a. Interest expense, net, consists of interest expense less interest income.

b. Prior to April 1, 2024, the Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item *Foreign currency transaction losses (gains)* in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item *Foreign currency transaction losses (gains)* in the Condensed Consolidated Statements of Income.

c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation.

d. Restructuring activities losses are related to costs incurred, such as severance, asset impairment, contract termination, and others, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment.

e. This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.

Source: PPC

22

Appendix: Reconciliation of Adjusted Operating Income 23 Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended Six Months Ended June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 (In thousands) GAAP operating income, U.S. operations $ 307,988 $ 37,265 $ 487,405 $ 9,159 Litigation settlements 71,250 13,000 72,190 24,200 Adjusted operating income, U.S. operations $ 379,238 $ 50,265 $ 559,595 $ 33,359 Adjusted operating income margin, U.S. operations 14.2% 2.1% 10.7% 0.7 % Three Months Ended Six Months Ended June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 (In thousands) GAAP operating income, Europe operations $ 23,993 $ 2,513 $ 55,109 $ 27,774 Restructuring activities losses 36,675 29,718 51,234 37,744 Adjusted operating income, Europe operations $ 60,668 $ 32,231 $ 106,343 $ 65,518 Adjusted operating income margin, Europe operations 4.7% 2.5% 4.1% 2.6 % Three Months Ended Six Months Ended June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 (In thousands) GAAP operating income, Mexico operations $ 108,809 $ 60,719 $ 148,550 $ 94,894 No adjustments — — — — Adjusted operating income, Mexico operations $ 108,809 $ 60,719 $ 148,550 $ 94,894 Adjusted operating income margin, Mexico operations 18.3% 11.0% 13.4% 9.1%

Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 24 Adjusted Operating Income Margin for each of our reportable segments is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for each of our reportable segments to adjusted operating income margin for each of our reportable segments is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended Six Months Ended June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 (In percent) GAAP operating income margin, U.S. operations 11.6% 1.5% 9.3% 0.2 % Litigation settlements 2.6% 0.6% 1.4% 0.5 % Adjusted operating income margin, U.S. operations 14.2% 2.1% 10.7% 0.7 % Three Months Ended Six Months Ended June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 (In percent) GAAP operating income margin, Europe operations 1.8% 0.2% 2.1% 1.1 % Restructuring activities losses 2.9% 2.3% 2.0% 1.5 % Adjusted operating income margin, Europe operations 4.7% 2.5% 4.1% 2.6 % Three Months Ended Six Months Ended June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 (In percent) GAAP operating income margin, Mexico operations 18.3% 11.0% 13.4% 9.1 % No adjustments — % — % — % — % Adjusted operating income margin, Mexico operations 18.3% 11.0% 13.4% 9.1 % Source: PPC

Appendix: Reconciliation of Adjusted Net Income 25 (a) Net tax expense (benefit) of adjustments represents the tax impact of all adjustments shown above. Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income (loss) attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Six Months Ended June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 (In thousands, except per share data) Net income attributable to Pilgrim's $ 326,303 $ 60,456 $ 500,724 $ 65,643 Add: Foreign currency transaction losses (gains) (2,225) 16,395 (6,562) 34,538 Litigation settlements 71,250 13,000 72,190 24,200 Restructuring activities losses 36,675 29,718 51,234 37,744 Minus: Gain on early extinguishment of debt 11,159 — 11,159 — Property insurance recoveries — — — 19,086 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 420,844 119,569 606,427 143,039 Net tax impact of adjustments(a) (22,879) (14,306) (25,580) (18,729) Adjusted net income attributable to Pilgrim's $ 397,965 $ 105,263 $ 580,847 $ 124,310 Weighted average diluted shares of common stock outstanding 237,733 237,209 237,615 237,186 Adjusted net income attributable to Pilgrim's per common diluted share $ 1.67 $ 0.44 $ 2.44 $ 0.52 Source: PPC

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 26 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Six Months Ended June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 (In thousands, except per share data) GAAP EPS $ 1.37 $ 0.25 $ 2.11 $ 0.28 Add: Foreign currency transaction losses (gains) (0.01) 0.07 (0.03) 0.15 Litigation settlements 0.30 0.05 0.30 0.09 Restructuring activities losses 0.15 0.13 0.23 0.16 Minus: Gain on early extinguishment of debt 0.05 — 0.05 — Property insurance recoveries — — — 0.08 Adjusted EPS before tax impact of adjustments 1.76 0.50 2.56 0.60 Net tax impact of adjustments(a) (0.09) (0.06) (0.12) (0.08) Adjusted EPS $ 1.67 $ 0.44 $ 2.44 $ 0.52 Weighted average diluted shares of common stock outstanding 237,733 237,209 237,615 237,186 Source: PPC

Appendix: Supplementary Selected Segment and Geographic Data 27Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended Six Months Ended June 30, 2024 June 25, 2023 June 30, 2024 June 25, 2023 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,663,965 $ 2,446,208 $ 5,243,297 $ 4,878,776 Europe 1,301,541 1,310,750 2,569,444 2,550,014 Mexico 593,808 551,133 1,108,507 1,044,929 Total net sales $ 4,559,314 $ 4,308,091 $ 8,921,248 $ 8,473,719 Sources of cost of sales by geographic region of origin: U.S. $ 2,211,626 $ 2,332,103 $ 4,553,666 $ 4,726,342 Europe 1,187,671 1,223,722 2,363,409 2,378,793 Mexico 468,391 473,615 928,638 916,899 Elimination — 226 — 213 Total cost of sales $ 3,867,688 $ 4,029,666 $ 7,845,713 $ 8,022,247 Sources of gross profit by geographic region of origin: U.S. $ 452,339 $ 114,105 $ 689,631 $ 152,434 Europe 113,870 87,028 206,035 171,221 Mexico 125,417 77,518 179,869 128,030 Elimination — (226) — (213) Total gross profit $ 691,626 $ 278,425 $ 1,075,535 $ 451,472 Sources of operating income by geographic region of origin: U.S. $ 307,988 $ 37,265 $ 487,405 $ 9,159 Europe 23,993 2,513 55,109 27,774 Mexico 108,809 60,719 148,550 94,894 Elimination — (226) — (213) Total operating income $ 440,790 $ 100,271 $ 691,064 $ 131,614